PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2015
PROPERTY AND EQUIPMENT, NET [Abstract]
Schedule of Property and Equipment
	December 31,
	2014	2015
Cost:
Computers and peripheral equipment	$11,596	$11,775
Office furniture and equipment	2,397	2,837
Leasehold improvements	5,937	6,981
Capitalized software	-	557

Total cost	19,930	22,150
Less: accumulated depreciation and amortization	7,750	9,436

Property and equipment, net	$12,180	$12,714